WELLS FARGO BANK, N.A.
PO BOX 63O20
SAN FRANCISCO, CA 94163

JORE CORPORATION-DEBTOR IN POSSESSION
45000 HIGHWAY 93 SOUTH
RONAN MT 59864

                                                                     Page 1 of 2
                                                     Account Number: 495-0029603

                                                   Statement Start Date:05/01/01
                                                     Statement End Date:05/31/01
                                                          Number of Enclosures:1

                    For Customer Assistance: Call your Customer Service Officer or Client Services 1-600-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday


Account Number   Beginning Balance   Total Credits  Total Debits  Ending Balance

WellsOne
Account
495-0029603             0.00           644,091.16    -660,714.43     -16,623.27

Credits
 Electronic Depositsl Bank Credits

 Effective         Posted            Amount     Transaction Detail
 Date              Date
                   May 29        440,668.98     WT Seq#56225 Syndic/Wfbcorp/
                                                Jore Cor/Org = snydic/Wfbcorp
                                                /Agency Srf#BWO1052913161028
                                                Trn#O10529056225 Rfb#
                                                011490192
                   May 30          2,005.89     WT Seq#00024 Hills Bank & Trust
                                                JoreCor/Org=debtor in possension
                                                /Agency Srf#24 Trn#O10530066085
                                                Rfb#
                   May 30         60,000.00     WT Fed#03853 Bank of America N.
                                                Org=funds Transfer Fta Acct
                                                Srf#010530021202
                                                Trn#O10530065298 Rfb#
                   May 30         60,449.80     WT Seq#431943 Syndic/Wfbcorp/
                                                Jore Cor/Org = snydic/Wfbcorp
                                                /Agency Srf#BWO1053010375658
                                                Trn#O10530031943 Rfb#
                                                011500130
                   May 31         80,966.49     WT Seq#41764 Syndic/Wfbcorp/
                                                Jore Cor/Org = snydic/Wfbcorp
                                                /Agency Srf#BWO1053111040799
                                                Trn#O10531041764 Rfb#
                                                011510155

                     644,091.16           Total Electronic Deposits/Bank Credits

                     644,091.16           Total Credits

Continued on next page

                                           Jore Corporation-Debtor In Possession
                                                                     Page 2 of 2

Debits
 Electronic Debitsl Bank Debits

 Effective      Posted          Amount          Transaction Detail
 Date           Date
                May 29      440,668.98          WT Seq#56232 Syndic/Wfbcorp/
                                                Jore Cor/Org = snydic/Wfbcorp
                                                /Agency Srf#BWO1052913161048
                                                Trn#O10529065232 Rfb#
                                                011490193
                May 30          449.80          WT Fed#01286 Bank One, Michigan
                                                Ftr/Bnf=fanuc robotics Srf#
                                                FW01999150822977 Trn #
                                                010530018830 Rfb#
                May 30          806.28          WT Fed#06616 First Business Ban
                                                Ftr/bnf=gordon enginerring Srf#
                                                FW01999150693387 Trn#
                                                010530064293 Rfb#
                May 30        2,005.89          WT Fed#06601 Hills Bank & Trust
                                                Ftr/bfn=tax saver Srf#FW01999
                                                150033387 Trn#010530064160 Srf#
                May 30       18,154.32          WT Fed#06627 First Interstate B
                                                Ftr/bfn=christian samson and
                                                jones trust Srf#FW01999150687387
                                                Trn#01530064403 Rfb#
                May 30       60,000.00          WT Fed#01267 Wachovia Bank of G
                                                Ftr/bfn=united parcel service
                                                Srf#FW01999150402977 Trn#
                                                0105300185759 Rfb#
                May 30       60,000.00          WT Fed#06661 Bank of America N.
                                                Ftr/bfn=nyclSrf#FW01999150023487
                                                Trn#010530064728 Rfb#
                May 31        1,776.00          WT Fed#08084 M&I Mrshl Isley Bk
                                                Ftr/bfn=edgerton gear Srf#
                                                FW01999151466887 Trn #
                                                010531076413 Rfb#
                May 31        2,005.89          WT Fed#07607 Hills Bank & Trust
                                                Ftr/bfn=consolidated Srf#
                                                FW01999151054887 Trn#
                                                010531073070
                May 31       14,451.59          WT Fed#07626 Mellon Bank, N.A.
                                                Ftr/bfn=colfin speciality steel
                                                Srf#FW01999151025887 Trn#
                                                010531073215 Srf#
                May 31       60,000.00          WT Fed#07590 Bank of America N.
                                                Ftr/bfn=ntcl company Srf#
                                                FW01999151493887 Trn#
                                                010531072993 Rfb#

                          660,318.75         Total Electronic Debits/Bank Debits

Checks Paid

  Check # Date       Amount
  70015   May 31     395.68
                     395.68           Total Checks Paid

                 660,714.43           Total Debits

Daily Ledger Balance Summary

 Date       Balance     Date        Balance     Date        Balance
 May 29        0.00     May 30   -18,960.60     May 31   -16,623.27

  Average Daily Ledger Balance          -3,953.76

Thank you for banking with Wells Fargo,
Member FDIC